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                        Aquila Gas Pipeline Corporation


                              File Number 1-12426


                                  Exhibit 23.1



                   Consent of Independent Public Accountants




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                                                                   EXHIBIT 23.1


                   Consent of Independent Public Accountants




         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (SEC File No. 333-30731).


                                                  /s/ ARTHUR ANDERSEN LLP



         San Antonio, Texas
         March 24, 1999